Exhibit 99.2

Equity One, Inc.
Supplemental Information Package

June 30, 2004

Equity One, Inc.
1696 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
June 30, 2004
(unaudited)

EQUITY ONE, INC. AND SUBSIDIARIES
DISCLOSURES
for the periods ended June 30, 2004 and 2003

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Texas, Georgia and the other states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant properties; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company ‘s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended June 30, 2004 should be read in conjunction with the above information. On February 12, 2003, Equity One and IRT Property Company completed a statutory merger. The transaction has been accounted for as a purchase and the results of Equity One include the activity of the former IRT Property Company since February 12, 2003. Also, the results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impairment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.

EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

Funds from Operations (FFO) is a widely used performance measure for real estate companies, particularly REITs, and is provided as a supplemental measure of operating performance beyond the primary GAAP presentations. Accounting for real estate using historical cost accounting under accounting principles generally accepted in the United States (GAAP) assumes that the value of real estate diminishes predictably over time. NAREIT stated in its April 2002 White Paper on Funds from Operations “since real estate values...have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” FFO, as defined by NAREIT, is “net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.”

We believe that financial analysts, investors and stockholders are better served by the clearer presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our performance and to provide an indication of our ability to fund capital expenditures, distribution requirements and other cash needs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all of our cash flow needs and liquidity, including the ability to make distributions, and (iii) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC. AND SUBSIDIARIES
SUMMARY BALANCE SHEET INFORMATION
as of June 30, 2004 and December 31, 2003
(in thousands, except per share data)

	June 30, 2004	Dec 31, 2003
Closing market price	$18.08	$16.88
Dividend yield (based on current annualized dividend)	6.19%	6.64%
Net Book value per share (fully diluted, end of period)	$11.86	$11.77
Liquidity
Cash and cash equivalents	$—	$966

Cash held in escrow	$5,814	$—

Revolving credit facilities
Gross available under current credit facilities	345,000	345,000
less: Outstanding balance	(80,541)	(162,000)
Holdback for letters of credit	(1,456)	(1,378)

Net available under credit facilities	$263,003	$181,622

Equity market capitalization (end of period)
Common stock shares (in thousands)
Basic common stock shares	70,241.851	68,704.279
Diluted common shares
Unvested restricted common shares	513.131	649.133
Walden Woods shares (downREIT)	93.656	93.656
IRT Partners operating partnership units	734.266	734.266
Common stock options (treasury method, closing price)	419.820	370.164

Fully diluted common stock shares	72,002.724	70,551.498

Total debt (excluding unamortized premium/discount)	$939,357	$771,103
Cash and cash equivalents, cash held in escrow	(5,814)	(966)

Net debt	933,543	770,137
Equity market capitalization (fully diluted, end of period)	1,301,809	1,190,909

Total market capitalization	$2,235,352	$1,961,046

Net debt to total market capitalization	41.8%	39.3%
Gross real estate and securities held for investment	$1,881,420	$1,683,705
Net debt to gross real estate and securities held for investment	49.6%	45.7%
Fixed rate debt	$747,741	$609,103
Fixed rate debt - swapped to variable rate	100,000	—
Variable rate debt - swapped to fixed rate	20,000	70,000
Variable rate debt - unhedged	71,616	92,000

Total debt (excluding unamortized premium/discount)	$939,357	$771,103

% Fixed rate debt	79.6%	79.0%
% Fixed rate debt - swapped to variable rate	10.6%	0.0%
% Variable rate debt - swapped to fixed rate	2.1%	9.1%
% Variable rate debt - unhedged	7.6%	11.9%
% Variable rate debt - Total	18.3%	11.9%
Weighted-average interest rate on mortgage debt	7.25%	7.45%
Weighted-average interest rate on senior unsecured notes	5.16%	7.55%
Weighted-average interest rate on revolving credit facilities	2.05%	2.06%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
for the periods ended June 30, 2004 and 2003
(in thousands, except per share data)

	Three months ended		Six months ended
	June 30, 2004	June 30, 2003	June 30, 2004	June 30, 2003
Rental revenue:
Minimum rents	$44,266	$35,290	$84,615	$62,418
Expense recoveries	11,575	10,155	22,871	17,697
Termination fees	322	438	407	493
Percentage rent payments	285	437	1,617	1,372

Total rental revenue	56,448	46,320	109,510	81,980

Costs and expenses:
Property operating expenses	14,632	12,459	28,387	22,760
Rental property depreciation and amortization	8,857	6,755	17,010	11,449
General and administrative expenses	3,809	3,279	7,261	5,520

Total costs and expenses	27,298	22,493	52,658	39,729

Income before other income and expenses, discontinued operations and minority interest	29,150	23,827	56,852	42,251
Other income and expenses:
Interest expense	(11,657)	(10,205)	(21,984)	(17,577)
Amortization of deferred financing fees	(374)	(279)	(610)	(535)
Investment income	194	343	402	874
Other income	59	27	123	90
Equity in loss of joint ventures	(27)	(30)	(28)	(64)
Loss on extinguishment of debt	—	—	—	(513)

Income before discontinued operations and minority interest	17,345	13,683	34,755	24,526

Discontinued operations:
Income from operations of sold properties	1,861	1,536	2,870	2,675
(Loss) gain on disposal of income producing properties	(483)	1,371	1,552	1,874

Income from discontinued operations	1,378	2,907	4,422	4,549

Income before minority interest	18,723	16,590	39,177	29,075
Minority interest	(188)	(238)	(403)	(379)

Net income	$18,535	$16,352	$38,774	$28,696

Basic earnings per share
Income before discontinued operations	$0.25	$0.22	$0.50	$0.45
Income from discontinued operations	0.02	0.05	0.06	0.08

Net income	$0.27	$0.27	$0.56	$0.53

Diluted earnings per share
Income before discontinued operations	$0.24	$0.21	$0.49	$0.44
Income from discontinued operations	0.02	0.05	0.06	0.08

Net income	$0.26	$0.26	$0.55	$0.52

Weighted average shares outstanding
Basic	69,711	60,920	69,413	54,080

Diluted	71,419	62,824	71,211	55,671

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
for the periods ended June 30, 2004 and 2003
(in thousands, except per share data)

	Three months ended			Six months ended
	June 30, 2004			June 30, 2004
	As	Discontinued	Pre SFAS	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144	Reported	Operations	No. 144
Rental revenue:
Minimum rents	$44,266	$1,757	$46,023	$84,615	$3,585	$88,200
Expense recoveries	11,575	267	11,842	22,871	705	23,576
Termination fees	322	784	1,106	407	794	1,201
Percentage rent payments	285	174	459	1,617	220	1,837

Total rental revenue	56,448	2,982	59,430	109,510	5,304	114,814

Costs and expenses:
Property operating expenses	14,632	614	15,246	28,387	1,371	29,758
Rental property depreciation and amortization	8,857	232	9,089	17,010	511	17,521
General and administrative expenses	3,809	—	3,809	7,261	—	7,261

Total costs and expenses	27,298	846	28,144	52,658	1,882	54,570

Income before other income and expenses, discontinued operations and minority interest	29,150	2,136	31,286	56,852	3,422	60,274
Other income and expenses:
Interest expense	(11,657)	(245)	(11,902)	(21,984)	(492)	(22,476)
Amortization of deferred financing fees	(374)	(30)	(404)	(610)	(60)	(670)
Investment income	194	—	194	402	—	402
Other income	59	—	59	123	—	123
Equity in (loss) income of joint ventures	(27)	—	(27)	(28)	—	(28)

Income before discontinued operations and minority interest	17,345	1,861	19,206	34,755	2,870	37,625

Discontinued operations:
Income from operations of sold properties	1,861	(1,861)	—	2,870	(2,870)	—
(Loss) gain on disposal of income producing properties	(483)	—	(483)	1,552	—	1,552

Total income from discontinued operations	1,378	(1,861)	(483)	4,422	(2,870)	1,552

Income before minority interest	18,723	—	18,723	39,177	—	39,177
Minority interest	(188)	—	(188)	(403)	—	(403)

Net income	$18,535	$—	$18,535	$38,774	$—	$38,774

Note: The Company adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
for the periods ended June 30, 2004 and 2003
(in thousands, except per share data)

	Three months ended			Six months ended
	June 30, 2003			June 30, 2003
	As	Discontinued	Pre SFAS	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144	Reported	Operations	No. 144
Rental revenue:
Minimum rents	$35,290	$2,381	$37,671	$62,418	$4,422	$66,840
Expense recoveries	10,155	431	10,586	17,697	898	18,595
Termination fees	438	—	438	493	4	497
Percentage rent payments	437	26	463	1,372	104	1,476

Total rental revenue	46,320	2,838	49,158	81,980	5,428	87,408

Costs and expenses:
Property operating expenses	12,459	864	13,323	22,760	1,621	24,381
Rental property depreciation and amortization	6,755	331	7,086	11,449	683	12,132
General and administrative expenses	3,279	—	3,279	5,520	—	5,520

Total costs and expenses	22,493	1,195	23,688	39,729	2,304	42,033

Income before other income and expenses, discontinued operations and minority interest	23,827	1,643	25,470	42,251	3,124	45,375
Other income and expenses:
Interest expense	(10,205)	(383)	(10,588)	(17,577)	(730)	(18,307)
Amortization of deferred financing fees	(279)	(30)	(309)	(535)	(60)	(595)
Investment income	343	—	343	874	—	874
Other income	27	—	27	90	—	90
Equity in (loss) income of joint ventures	(30)	306	276	(64)	451	387
Loss on extinguishment of debt	—	—	—	(513)	(110)	(623)

Income before discontinued operations and minority interest	13,683	1,536	15,219	24,526	2,675	27,201

Discontinued operations:
Income from operations of sold properties	1,536	(1,536)	—	2,675	(2,675)	—
Gain on disposal of income producing properties	1,371	—	1,371	1,874	—	1,874

Total income from discontinued operations	2,907	(1,536)	1,371	4,549	(2,675)	1,874

Income before minority interest	16,590	—	16,590	29,075	—	29,075
Minority interest	(238)	—	(238)	(379)	—	(379)

Net income	$16,352	$—	$16,352	$28,696	$—	$28,696

Note: The Company adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
for the periods ended June 30, 2004 and 2003
(in thousands, except per share data)

	Three months ended		Six months ended
	Jun 30, 2004	Jun 30, 2003	Jun 30, 2004	Jun 30, 2003
Funds from Operations
Net income	$18,535	$16,352	$38,774	$28,696
Adjustments:
Rental property depreciation and amortization, including discontinued operations	9,089	7,086	17,521	12,132
Loss (gain) on disposal of income producing properties	483	(1,371)	(1,552)	(1,874)
Minority interest	174	238	373	379
Other items:
Interest on convertible partnership units	—	(22)	—	43
Pro-rata share of real estate depreciation from joint ventures	66	139	130	300

Funds from operations	$28,347	$22,422	$55,246	$39,676

Increase	26.4%		39.2%
Earnings per diluted share*	$0.26	$0.26	$0.55	$0.52
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.13	0.12	0.25	0.21
Loss (gain) on disposal of income producing properties	0.01	(0.02)	(0.02)	(0.03)
Other items:
Pro-rata share of real estate depreciation from joint ventures	0.00	0.00	0.00	0.01

Funds from operations per diluted share	$0.40	$0.36	$0.78	$0.71

Increase	11.1%		9.9%

*	Earnings per diluted share reflect the add-back of interest on convertible partnership units and of those minority interests which are convertible to shares of our common stock.

Funds Available for Distribution
Funds from operations	$28,347	$22,422	$55,246	$39,676
Adjust for certain non-cash items:
Amortization of deferred financing fees	404	309	670	595
Amortization of restricted stock	1,260	609	2,432	1,089
Straight line rents	(1,070)	(477)	(1,615)	(810)
Capitalized interest	(720)	(583)	(1,532)	(1,267)
Amortization of debt premium/discount	(1,247)	(1,037)	(2,463)	(1,366)

Total adjusted for certain non-cash items	(1,373)	(1,179)	(2,508)	(1,759)

Adjust for recurring capital expenditures:
Tenant improvements	(409)	(67)	(639)	(335)
Leasing commissions and costs	(967)	(318)	(1,136)	(531)
Other capital expenditures	(285)	(203)	(526)	(307)

Total recurring capital expenditures	(1,661)	(588)	(2,301)	(1,173)

Funds available for distribution before debt payments	$25,313	$20,655	$50,437	$36,744
Scheduled debt payments	(2,405)	(2,043)	$(4,693)	$(4,193)

Funds available for distribution	$22,908	$18,612	$45,744	$32,551

Increase	23.1%		40.5%
Funds available for distribution per diluted share	$0.32	$0.30	$0.64	$0.58
Increase	6.7%		10.3%
Cash Dividends	$19,725	$17,084	$39,355	$33,214
Weighted average diluted shares	71,419	62,824	71,211	55,671

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
as of June 30, 2004 and December 31, 2003
(in thousands, except per share data)

	Jun 30, 2004	Dec 31, 2003
Assets
Properties
Income producing	$1,780,145	$1,594,579
Less: accumulated depreciation	(78,492)	(66,406)

Rental property	1,701,653	1,528,173
Construction in progress and land held for development	38,803	74,686
Property held for sale	44,185	14,440

Properties, net	1,784,641	1,617,299
Cash and cash equivalents	—	966
Cash held in escrow	5,814	—
Accounts and other receivables, net	9,403	13,492
Securities held for investment	18,287	—
Investments in joint ventures	2,833	2,861
Goodwill	14,477	14,014
Other assets	44,125	28,754

Total	$1,879,580	$1,677,386

Liabilities and stockholders’ equity
Liabilities
Mortgage notes payable	$497,741	$459,103
Unsecured revolving credit facilities	80,541	162,000
Unsecured senior notes payable	350,000	150,000
Margin payable	11,075	—

Total debt	939,357	771,103
Unamortized premium/discount on notes payable	21,585	24,218

Total notes payable	960,942	795,321
Accounts payable and accrued expenses	39,638	25,211
Tenant security deposits	8,358	7,706
Other liabilities	4,196	5,924

Total liabilities	1,013,134	834,162

Minority interest	12,400	12,672

Stockholders’ equity
Common stock	708	694
Additional paid-in capital	867,154	843,678
Retained earnings	—	—
Accumulated other comprehensive loss	(4,970)	(122)
Unamortized restricted stock compensation	(8,258)	(10,091)
Notes receivable from issuance of common stock	(588)	(3,607)

Total stockholders’ equity	854,046	830,552

Total	$1,879,580	$1,677,386

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of June 30, 2004
(in thousands)

	Maturity		Jun 30, 2004	Dec 31, 2003
Property	date	Rate (1)	balance	balance
Fixed rate mortgage debt
Middle Beach	10/01/04	7.375%	$2,747	$2,808
Lantana Village	02/15/05	6.950%	3,592	3,669
Woodruff	05/10/05	7.580%	3,033	3,096
Elmwood Oaks	06/01/05	8.375%	7,500	7,500
Benchmark Crossing	08/01/05	9.250%	3,270	3,313
Sterling Plaza	09/01/05	8.750%	3,929	3,982
Townsend Square	10/01/05	8.500%	4,809	4,848
Green Oaks	11/01/05	8.375%	2,981	3,022
Melbourne Plaza	11/01/05	8.375%	1,723	1,747
Walden Woods	08/01/06	7.875%	2,330	2,387
Big Curve	10/01/06	9.190%	5,375	5,437
Highland Square	12/01/06	8.870%	4,000	4,047
Park Northern	12/01/06	8.370%	2,234	2,284
Crossroads Square	12/01/06	8.440%	12,419	12,510
Rosemeade	12/01/07	8.295%	3,145	3,179
Colony Plaza	01/01/08	7.540%	2,996	3,015
Parkwood	01/01/08	7.280%	6,153	6,196
Richwood	01/01/08	7.280%	3,170	3,192
Commonwealth	02/15/08	7.000%	2,696	2,754
Mariners Crossing	03/01/08	7.080%	3,356	3,380
Pine Island/Ridge Plaza	07/01/08	6.910%	24,763	24,938
Forestwood	01/01/09	5.070%	7,208	7,286
Shoppes of North Port	02/08/09	6.650%	4,059	4,108
Prosperity Centre	03/01/09	7.875%	6,210	6,390
North Village Center	03/15/09	8.130%	—	1,463
Shoppes of Ibis	09/01/09	6.730%	5,777	5,865
Tamarac Town Square	10/01/09	9.190%	6,165	6,206
Park Promenade	02/01/10	8.100%	6,272	6,302
Skipper Palms	03/01/10	8.625%	3,542	3,556
Jonathan’s Landing	05/01/10	8.050%	2,885	2,901
Bluff’s Square	06/01/10	8.740%	10,046	10,086
Kirkman Shoppes	06/01/10	8.740%	9,487	9,524
Ross Plaza	06/01/10	8.740%	6,616	6,642
Boynton Plaza	07/01/10	8.030%	7,459	7,494
Pointe Royale	07/15/10	7.950%	4,411	4,533
Westgate	07/31/10	4.880%	29,848	—
Plymouth Park East 1 (2)	08/01/10	8.250%	148	150
Plymouth Park East 2 (2)	08/01/10	8.250%	444	451
Plymouth Park North (2)	08/01/10	8.250%	7,928	8,043
Plymouth Park South (2)	08/01/10	8.250%	592	601
Plymouth Park Story North (2)	08/01/10	8.250%	365	370
Plymouth Park West (2)	08/01/10	8.250%	2,369	2,404

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of June 30, 2004
(in thousands)

	Maturity		Jun 30, 2004	Dec 31, 2003
Property	date	Rate (1)	balance	balance
Shops at Skylake	08/01/10	7.650%	$14,450	$14,628
Parkwest Crossing	09/01/10	8.100%	4,707	4,728
Spalding Village	09/01/10	8.190%	10,387	10,537
Minyards	11/01/10	8.320%	2,492	2,511
Charlotte Square	02/01/11	9.190%	3,583	3,614
Forest Village	04/01/11	7.270%	4,465	4,488
Boca Village	05/01/11	7.200%	8,255	8,298
MacLand Pointe	05/01/11	7.250%	5,829	5,859
Pine Ridge Square	05/01/11	7.020%	7,314	7,354
Sawgrass Promenade	05/01/11	7.200%	8,255	8,298
Presidential Markets	06/01/11	7.650%	27,292	27,420
Lake Mary	11/01/11	7.250%	24,408	24,529
Lake St. Charles	11/01/11	7.130%	3,854	3,873
Belfair Towne Village	12/01/11	7.320%	11,298	11,379
Marco Town Center	01/01/12	6.700%	8,656	8,731
Riverside Square	03/01/12	9.190%	7,642	7,694
Sparkleberry Square 1 (3)	10/31/12	6.170%	6,717	—
Cashmere	11/01/12	5.880%	5,194	5,245
Eastwood	11/01/12	5.880%	6,189	6,250
Meadows	11/01/12	5.870%	6,504	6,568
Lutz Lake	12/01/12	6.280%	7,500	7,500
Summerlin Square	02/01/14	6.750%	3,762	3,898
Bird Ludlum	02/15/15	7.680%	9,999	10,296
Treasure Coast	04/01/15	8.000%	4,671	4,804
Shoppes of Silverlakes	07/01/15	7.750%	2,705	2,781
Grassland Crossing	12/01/16	7.870%	5,908	5,985
Mableton Crossing	08/15/18	6.850%	4,110	4,157
Sparkleberry Square 2 (3)	06/30/20	6.750%	8,060	—
BridgeMill	05/05/21	7.940%	9,477	9,555
Chastain Square	02/28/24	6.500%	3,870	3,918
Daniel Village	02/28/24	6.500%	4,230	4,282
Douglas Commons	02/28/24	6.500%	5,041	5,102
Fairview Oaks	02/28/24	6.500%	4,771	4,829
Madison Centre	02/28/24	6.500%	3,871	3,918
Paulding Commons	02/28/24	6.500%	6,571	6,651
Siegen Village	02/28/24	6.500%	4,276	4,328
Wesley Chapel Crossing	02/28/24	6.500%	3,376	3,416

Total fixed rate mortgage debt (78 loans)	6.12 years	7.250%	$497,741	$459,103
Net interest premium/discount	(wtd-avg maturity)	(wtd-avg rate)	11,035	11,779

Total fixed rate mortgage debt (including net interest premium/discount)			$508,776	$470,882

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of June 30, 2004
(in thousands)

	Maturity		Jun 30, 2004	Dec 31, 2003
Property	date	Rate (1)	balance	balance
Fixed rate unsecured senior notes payable
7.77% senior notes	04/01/06	7.770%	$50,000	$50,000
7.25% senior notes	08/15/07	7.250%	75,000	75,000
3.875% senior notes (4)	04/15/09	3.875%	200,000	—
7.84% senior notes	01/23/12	7.840%	25,000	25,000

Total fixed rate unsecured senior notes payable	4.24 years	5.161%	350,000	150,000
Net interest premium/discount		(wtd-avg rate)	10,550	12,439

Total fixed rate unsecured senior notes payable (including net interest premium/discount)			$360,550	$162,439

Total fixed rate debt			$847,741	$609,103
Net interest premium/discount			21,585	24,218

Total fixed rate debt (including net interest premium/discount)			$869,326	$633,321

Revolving credit facilities
$340MM Wells Fargo Unsecured (5)	02/12/06	2.048%	80,500	162,000
$5MM City National Bank Unsecured (6)	08/13/04	3.489%	41	—

Total revolving credit facilities			$80,541	$162,000

Margin debt	NA	2.750%	$11,075	$—

Total debt			$939,357	$771,103
Net interest premium/discount			21,585	24,218

Total debt (including net interest premium/discount)			$960,942	$795,321

Senior Unsecured Debt Ratings
Moody’s			Baa3 (Stable)	Baa3 (Stable)
S&P			BBB- (Stable)	BBB- (Stable)

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of June 30, 2004
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule	Scheduled	Balloon	Revolving	Senior
by year	amortization	payments (7)	Credit Facilities (7)	Notes	Total (8)
2004	$5,100	$2,727	$41	$—	$7,868
2005	10,420	30,093	—		40,513
2006	10,660	24,758	80,500	50,000	165,918
2007	10,804	2,864	—	75,000	88,668
2008	10,902	40,104	—	—	51,006
2009	10,592	24,332	—	200,000	234,924
2010	9,396	107,551	—	—	116,947
2011	7,230	93,433	—	—	100,663
2012	5,952	40,056	—	25,000	71,008
2013	5,526	—	—	—	5,526
Thereafter	36,447	8,794	—	—	45,241

Total	$123,029	$374,712	$80,541	$350,000	$928,282

(1)	The rate in effect on June 30, 2004.

(2)	All of the Plymouth loans are with Sun Life of Canada. In the case of Plymouth Park North and East, the collateral has been split into two parts; hence the two individual loans.

(3)	The Sparkleberry property is encumbered by two separate mortgages.

(4)	$100M of the outstanding balance has been swapped to a floating interest rate based on 6 month LIBOR in arrears, plus 0.4375%. The indicated rate and weighted average rate for the unsecured notes does not reflect this interest rate swap.

(5)	The indicated rate includes the effect of interest rate swaps.

(6)	The rate in effect at June 30, 2004 based on one month LIBOR plus 2.25%

(7)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options are available.

(8)	Excludes margin payable of $11,075.

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of June 30, 2004

					number		Supermarket anchor
		Year	Total		of tenants						Average
		built /	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
ALABAMA (2)
Madison Centre	Madison	1997	64,837	100.0%	13	0	37,912		Publix	Rite Aid	$9.68
									(6/1/2017)
West Gate Plaza	Mobile	1974, 1995 / 1985	64,378	99.2%	8	1	44,000		Winn-Dixie	Rite Aid	7.13
									(7/19/2015)

TOTAL SHOPPING CENTERS ALABAMA (2)			129,215	99.6%	21	1	81,912	0			$8.41

ARIZONA (2)
Big Curve	Yuma	1969 / 1996	126,402	94.6%	31	2		60,000	Albertsons	Miller’s Outpost	9.71

Park Northern	Phoenix	1982 / 1996	126,852	94.1%	22	3	51,511		Safeway	Bealls, Chuck E Cheese, Life Skills Center	6.80
									(5/31/2008)

TOTAL SHOPPING CENTERS ARIZONA (2)			253,254	94.4%	53	5	51,511	60,000			$8.26

FLORIDA (75)
North Florida (14)
Atlantic Village	Atlantic Beach	1984 / 1998	100,559	98.0%	25	1	39,795		Publix	JoAnn Fabrics, Dollar Tree	9.81
									(10/31/2008)
Beauclerc Village	Jacksonville	1962 / 1988	70,429	83.5%	9	2				Big Lots, Goodwill, Bealls Outlet	7.57
Commonwealth	Jacksonville	1984 / 1998	81,467	95.6%	15	1	48,997		Winn-Dixie/Save Rite		8.33
									(2/28/2018)
Forest Village	Tallahassee	2000	71,526	93.9%	14	3	37,866		Publix		10.39
									(4/30/2020)
Ft. Caroline	Jacksonville	1985 / 1995	74,546	94.6%	10	3	45,500		Winn-Dixie	Eckerd* (Bealls Outlet)	7.31
									(5/31/2015)
Losco	Jacksonville	2000	8,700	100.0%	7	0		45,820	Winn-Dixie		19.06
Mandarin Landing	Jacksonville	1976 / 2000	141,565	100.0%	37	0	34,400		Publix	Office Depot, Eckerd	9.39
									(2/14/2007)
Medical & Merchants	Jacksonville	1993	152,761	96.1%	15	4	55,999		Publix	Memorial Health Group, Blockbuster	11.81
									(2/10/2013)
Middle Beach	Panama City Beach	1994	69,277	100.0%	9	0	56,077		Publix	Movie Gallery	9.39
									(9/30/2014)
Monument Point	Jacksonville	1985 / 1997	75,128	100.0%	12	0	46,772		Winn-Dixie	Eckerd	6.68
									(3/27/2005)
Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0	39,795		Publix	Walgreens*	6.92
									(5/11/2005)
Parkmore Plaza	Milton	1986	159,067	97.2%	11	2				Wal-Mart*(Bealls), Big Lots	4.47
Pensacola Plaza	Pensacola	1985	56,098	91.4%	2	1	42,848		FoodWorld		4.27
									(12/31/2004)
South Beach	Jacksonville Beach	1990, 1991	289,964	94.3%	42	8	29,000		Food Lion	Kmart, Stein Mart, Bealls	9.19
									(3/31/2010)
Central Florida (10)
Alafaya Commons	Orlando	1987	123,133	97.5%	27	2	54,230		Publix	Blockbuster	11.66
									(11/30/2007)
Conway Crossing	Orlando	2002	76,321	98.0%	17	1	44,271		Publix		11.36
									(4/30/2022)
Eastwood	Orlando	1997	69,037	97.2%	12	1	51,512		Publix		11.03
									(11/1/2017)
Hunters Creek	Orlando	1998	68,032	100.0%	9	0	51,255		Winn-Dixie		10.83
									(9/23/2018)
Kirkman Shoppes	Orlando	1973	88,820	100.0%	30	0				Eckerd	15.94
Lake Mary	Orlando	1988 / 2001	342,384	97.8%	66	3	63,139		Albertsons	Kmart, Euro Fitness, Sun Star Theatres	11.00
									(6/30/2012)
Park Promenade	Orlando	1987 / 2000	125,818	96.2%	23	3	55,000		Publix*	Orange County Library, Blockbuster,	8.83
									(2/9/2007)	Goodwill
Town & Country	Kissimmee	1993	72,043	100.0%	13	0	52,883		Albertsons		7.28
									(10/31/2018)
Unigold	Winter Park	1987	117,527	89.9%	23	1	52,500		Winn-Dixie	Blockbuster	10.83
									(4/30/2007)
Walden Woods	Plant City, FL	1985 / 1998, 2003	72,950	100.0%	12	0				Walgreens, Dollar Tree, Aaron Rents,	6.28
										llar General
Florida West Coast (17)
Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	90.7%	17	7	52,610		Publix	Eckerd* (Bealls Outlet), West Marine	9.61
									(11/30/2021)
Carrollwood	Tampa	1970 / 2002	94,203	80.0%	26	10	27,887		Publix	Eckerd	11.07
									(11/30/2022)
Charlotte Square	Port Charlotte	1980	96,188	98.8%	26	1	44,024		Publix	Pet Supermarket	8.01
									(1/31/2011)
Chelsea Place	New Port Richey	1992	81,144	98.3%	17	1	48,890		Publix	Eckerd	10.85
									(5/27/2012)
Lake St. Charles	Tampa	1999	57,015	100.0%	8	0	46,295		Kash n’ Karry		9.79
									(6/30/2019)
Lutz Lake	Lutz	2002	64,985	100.0%	15	0	44,270		Publix		13.71
									(5/31/2022)
Marco Town Center	Marco Island	2001	109,830	94.4%	39	6	27,887		Publix	West Marine	16.49
									(1/31/2018)
Mariners Crossing	Spring Hill	1989 / 1999	85,507	94.6%	13	3	48,315		Kash n’ Karry		8.16
									(4/30/2020)
North River Village	Ellenton	1988, 1993	177,128	100.0%	16	0	42,112		Publix	Kmart, Walgreens* (Dollar Tree), Bealls	7.27
									(7/20/2008)	Outlet
Pavilion	Naples	1982	161,245	92.9%	39	3	50,795		Publix	Pavillion 6 Theatre, Anthony’s	14.07
									(2/28/2013)
Regency Crossing	Port Richey	1986 / 2001	85,864	87.4%	16	9	44,270		Publix		10.58
									(2/28/2021)
Ross Plaza	Tampa	1984 / 1996	85,359	95.1%	16	4				Walgreens*, Ross Dress for Less	9.39
Seven Hills	Spring Hill	1991	64,590	97.7%	11	1	48,890		Publix		9.51
									(9/25/2011)
Shoppes of North Port	North Port	1991	84,705	100.0%	22	0	48,890		Publix	Bealls Outlet	9.84

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of June 30, 2004

					number		Supermarket anchor
		Year built /	Total square	Percent	of tenants		owned	shadow	name		Average base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
Florida West Coast (continued)
Skipper Palms	Tampa	1984	88,000	92.9%	14	3	53,440		Winn-Dixie		$8.49
									(5/31/2016)
Summerlin Square	Fort Myers	1986 / 1998	109,156	86.9%	20	7	45,500		Winn-Dixie	Eckerd, West Marine	10.04
									(6/4/2006)
Venice Shopping Center	Venice	1968 / 2000	111,934	91.4%	13	2	44,271		Publix	Beall’s Outlet, Dollar Tree, Wachovia Bank	5.06
									(12/31/2026)
Florida Treasure Coast (8)
Bluffs Square	Jupiter	1986	132,395	99.5%	47	1	39,795		Publix	Walgreens	11.81
									(10/22/2006)
Cashmere Corners	Port St. Lucie	2001	89,234	100.0%	18	0	59,448		Albertsons		8.09
									(4/30/2025)
Jonathan’s Landing	Jupiter	1997	26,820	100.0%	12	0		53,850	Albertsons	Blockbuster	18.46
New Smyrna Beach	New Smyrna Beach	1987	118,451	97.8%	32	2	42,112		Publix	Walgreens* (Bealls Outlet), Bealls Home	10.04
									(9/30/2007)	Outlet, Blockbuster
Old King Commons	Palm Coast	1988	84,759	100.0%	19	0				Wal-Mart* (Bealls Outlet)	7.97
Ryanwood	Vero Beach	1987	114,925	99.0%	31	1	39,795		Publix	Bealls Outlet, Books-A-Million	9.59
									(3/23/2017)
Salerno Village	Stuart	1987	79,903	90.9%	15	7	49,002		Winn-Dixie	Eckerd	10.21
									(3/23/2024)
Treasure Coast	Vero Beach	1983	133,781	93.0%	20	5	59,450		Winn-Dixie	TJ Maxx	8.58
									(4/12/2015)
South Florida / Atlantic Coast (26)
Bird Ludlum	Miami	1988 / 1998	192,282	97.9%	45	1	44,400		Winn-Dixie	Eckerd, Blockbuster, Goodwill	14.92
									(12/31/2007)
Boca Village	Boca Raton	1978	93,428	100.0%	22	0	36,000		Publix	Eckerd	15.22
									(3/31/2007)
Boynton Plaza	Boynton Beach	1978 / 1999	99,324	100.0%	29	0	37,664		Publix	Eckerd, Hollywood Video	10.92
									(8/31/2008)
Countryside Shops	Cooper City	1986, 1988, 1991	179,561	97.7%	45	1	39,795		Publix	Eckerd, Stein Mart	12.35
									(12/4/2005)
Crossroads Square	Ft. Lauderdale	1973	270,206	97.7%	23	4				Lowe’s, Eckerd, Goodyear	7.73
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0				Jumbo Buffet	15.05
** Epsilon	W. Palm Beach	1925 / 1997	18,707	54.6%	4	1					16.15
Greenwood	Palm Springs	1982, 1994	132,325	88.8%	29	6	50,032		Publix	Bealls Outlet, World Savings Bank	11.87
									(12/5/2014)
Lago Mar	Miami	1995	82,613	89.6%	18	3	42,323		Publix	Blockbuster	12.81
									(9/13/2015)
Lantana Village	Lantana	1976 / 1999	181,780	99.2%	24	2	39,473		Winn-Dixie	Kmart, Rite Aid* (Dollar Store), Hollywood	7.00
									(2/15/2011)	Video
Meadows	Miami	1997	75,524	98.7%	19	1	47,955		Publix		12.41
									(7/9/2017)
Pine Island	Davie	1983 / 1999	254,907	98.0%	45	2	39,943		Publix	Home Depot Expo, Bealls Outlet	9.82
									(11/30/2013)
Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	100.0%	35	0	17,441		Fresh Market	Bed Bath & Beyond, Off Main Furniture,	13.23
									(6/30/2009)	Blockbuster
Plaza Alegre	Miami	2003	91,611	96.1%	19	2	44,271		Publix	Goodwill, Blockbuster	14.73
									(3/14/2023)
** Plaza Del Rey	Miami	1985 / 1996	50,146	100.0%	23	0				Navarro Pharmacy	13.07
Point Royale	Miami	1970 / 2000	209,863	91.7%	22	4	45,350		Winn-Dixie	Best Buy, Eckerd* (Anna’s Linens)	6.44
									(2/18/2011)
Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0				Office Depot, Barnes & Noble, Bed Bath &	15.53
										Beyond, Carmine’s, TJ Maxx
Ridge Plaza	Davie	1984 / 1999	155,204	95.7%	25	4		(see Pine Island)		AMC Theater, Kabooms, Wachovia* (United	9.25
										Collection), Uncle Funny’s, Round Up
Riverside Square	Coral Springs	1987	107,941	98.6%	35	1	39,795		Publix	Tuesday Morning	13.87
									(2/18/2007)
Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	89.7%	26	2	36,464		Publix	Walgreens, Blockbuster	10.89
									(12/15/2009)
Sheridan	Hollywood	1973 / 1991	455,864	96.4%	61	5	65,537		Publix	Ross, Bed Bath & Beyond, Office Depot, AMC	13.70
									(10/9/2011)	Theater, Eckerd, Blockbuster
Shoppes of Ibis	West Palm Beach	1999	79,420	98.2%	17	1	51,420		Publix		12.29
									(4/30/2019)
Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,788	96.2%	37	3	47,813		Publix	Blockbuster	16.08
									(6/14/2015)
Shops at Skylake	North Miami Beach	1999-2003	219,199	98.3%	43	3	51,420		Publix	Goodwill, L.A. Fitness, Blockbuster	15.53
									(7/31/2019)
Tamarac Town Square	Tamarac	1987	127,635	81.5%	27	12	37,764		Publix		10.47
									(12/15/2014)
West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	0	46,216		Winn-Dixie	Navarro Pharmacy	10.92
									(10/31/2016)

TOTAL SHOPPING CENTERS FLORIDA (75)			8,688,423	95.9%	1,691	167	2,770,863	99,670			$10.64

GEORGIA (23)
Atlanta (18)
BridgeMill	Canton	2000	89,102	95.3%	27	3	37,888		Publix		14.93
									(1/31/2020)
Butler Creek	Acworth	1990	95,597	94.9%	17	3	59,997		Kroger		10.65
									(6/30/2018)
Chastain Square	Atlanta	1981 / 2001	91,637	97.8%	27	1	37,366		Publix		15.33
									(5/31/2024)
Commerce Crossing	Commerce	1988	100,668	91.9%	8	2	32,000		Ingles	Wal-Mart*	4.07
									(9/26/2009)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of June 30, 2004

		Year	Total		number of tenants		Supermarket anchor				Average
		built /	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
									(9/26/2009)
Atlanta (continued)
Douglas Commons	Douglasville	1988	97,027	98.6%	17	1	59,431		Kroger		$9.95
									(8/31/2013)
Fairview Oaks	Ellenwood	1997	77,052	100.0%	13	0	54,498		Kroger	Blockbuster	11.19
									(9/30/2016)
Grassland Crossing	Alpharetta	1996	90,906	93.3%	11	3	70,086		Kroger		11.46
									(6/30/2016)
Hamilton Ridge	Buford	2002	89,496	92.4%	17	4	54,166		Kroger		12.86
									(11/30/2022)
Mableton Crossing	Mableton	1997	86,819	95.5%	15	1	63,419		Kroger		10.17
									(8/31/2017)
Macland Pointe	Marietta	1992, 1993	79,699	94.0%	15	2	55,999		Publix		9.65
									(12/29/2012)
Market Place	Norcross	1976	77,706	95.7%	20	3				Peachtree Cinema	9.30
Paulding Commons	Dallas	1991	192,391	98.3%	30	1	49,700		Kroger	Kmart	8.01
									(2/28/2011)
Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	87.5%	21	3				Micro Center	10.53
Presidential Markets	Snellville	1993-2000	396,408	100.0%	40	0	56,146		Publix	Bed Bath & Beyond, GAP, Shoe Carnival,	9.97
									(12/31/2019)	Marshalls, Carmike Cinema, Office Depot
Shops of Huntcrest	Lawrenceville	2003	97,040	98.5%	25	1	54,340		Publix		12.32
									(1/31/2023)
Wesley Chapel Crossing	Decatur	1989	170,792	99.3%	24	1	32,000		Ingles	Wal-Mart, CVS Pharmacy	6.76
									(9/25/2009)
West Towne Square	Rome	1988	89,596	88.6%	15	3				Big Lots, Eckerd*	5.75
Williamsburg @ Dunwoody	Dunwoody	1983	44,928	92.9%	25	2					17.55
Central Georgia (3)
Daniel Village	Augusta	1956 / 1997	171,932	93.5%	35	4	45,971		Bi-Lo	Eckerd, St. Joseph Home Health Care	7.98
									(3/25/2022)
Spalding Village	Griffin	1989	235,318	60.3%	22	6	59,431		Kroger	JC Penney, Blockbuster	7.68
									(5/31/2014)
Walton Plaza	Augusta	1990	43,460	100.0%	8	0	32,960		Harris Teeter* /		9.49
									Omni Fitness
									(4/1/2011)
South Georgia (2)
Colony Square	Fitzgerald	1987	50,000	75.2%	4	4	32,200		Food Lion		6.29
									(12/31/2007)
McAlpixn Square	Savannah	1979	176,807	91.7%	23	4	43,600		Kroger	US Post Office, Big Lots, In Fashion	7.25
									(8/31/2015)	Menswear Outlet

TOTAL SHOPPING CENTERS GEORGIA (23)			2,730,854	92.4%	459	52	931,198	0			$9.54

KENTUCKY (1)
Scottsville Square	Bowling Green	1986	38,450	67.6%	5	7				Hancock Fabrics, Zap Zone	6.24

TOTAL SHOPPING CENTERS KENTUCKY (1)			38,450	67.6%	5	7	0	0			$6.24

LOUISIANA (15)
Ambassador Row	Lafayette	1980, 1991	193,978	97.3%	22	3				Hobby Lobby*, Conn’s Appliances, Big Lots,	7.98
Chuck E Cheese Bluebonnet Village	Baton Rouge	1983	90,215	81.8%	19	2	33,387		Matheme’s		8.57
									(11/30/2010)
Boulevard	Lafayette	1976, 1994	68,012	56.2%	8	7				Piccadilly, Harbor Freight Tools	7.83
Country Club Plaza	Slidell	1982 / 1994	64,686	89.6%	8	3	33,387		Winn-Dixie	Dollar General	5.69
									(1/31/2008)
Crossing	Slidell	1988, 1993	113,989	100.0%	15	0	58,432		Save A Center	A-1 Home Appliance, Piccadilly	5.81
									(9/29/2009)
Elmwood Oaks	Harahan	1989	133,995	92.9%	7	2				Wal-Mart* (Academy Sports, Dollar Tree),	9.59
										Advance Auto* (Goodwill)
Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	0				Academy Sports, JoAnn Fabrics	0.14
** Millervillage	Baton Rouge	1983, 1992	94,559	33.9%	10	4				Rite Aid	8.19
Pinhook Plaza	Lafayette	1979, 1992	194,725	21.2%	14	17				Rite Aid	7.39
Plaza Acadienne	Eunice	1980	105,419	96.2%	7	1	28,092		Super 1 Store	Fred’s, Howard Brothers*	3.51
									(6/30/2005)
Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	97.7%	9	1	22,500		Piggly Wiggly*	Burke’s Outlet, Harbor Freight Tools,	6.14
										Blockbuster
									(2/28/2007)
Siegen Village	Baton Rouge	1988	170,416	96.2%	19	2				Office Depot, Big Lots, Dollar Tree,	8.35
										Stage, Party City
Tarpon Heights	Galliano	1982	56,605	92.0%	8	2				Eckerd, Stage, Dollar General	4.74
Village at Northshore	Slidell	1988	144,638	100.0%	13	0				Marshalls, Dollar Tree, Kirschman’s, Bed	8.47
										Bath & Beyond
Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	0				Wal-Mart	2.90

TOTAL SHOPPING CENTERS LOUISIANA (15)			1,763,152	83.0%	161	44	175,798	0			$6.18

MISSISSIPPI (1)
Shipyard Plaza	Pascagoula	1987	66,857	100.0%	7	0				Rite Aid, Big Lots	5.72

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	7	0	0	0			$5.72

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of June 30, 2004

					number		Supermarket anchor
		Year	Total		of tenants						Average
		built /	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
NORTH CAROLINA (12)
Centre Pointe Plaza	Smithfield	1989	163,642	86.6%	16	4				Wal-Mart* (Belk’s, Goody’s), Dollar Tree	$5.26
Chestnut Square	Brevard	1985	39,640	87.9%	5	2	21,000		Food Lion*	Eckerd* (Dollar General)	6.35
									(9/28/2010)
Galleria	Wrightsville Beach	1986, 1990	92,114	93.5%	31	7	28,000		Harris Teeter	Eckerd	9.54
									(4/5/2006)
Parkwest Crossing	Durham	1990	85,602	100.0%	17	0	38,052		Food Lion		10.23
									(12/14/2010)
Plaza North	Hendersonville	1986	47,240	94.9%	7	2	25,590		Bi-Lo*	CVS Pharmacy	7.19
									(8/31/2006)
Providence Square	Charlotte	1973	85,930	87.9%	19	6	35,702		Harris Teeter*	Eckerd	8.34
									(4/30/2006)
Riverview Shopping Center	Durham	1973 / 1995	127,498	91.8%	10	2	53,538		Kroger	Upchurch Drugs, Riverview Furniture,	7.32
									(12/31/2014)	Blockbuster
Salisbury Marketplace	Salisbury	1987	82,578	95.2%	16	1	37,308		Food Lion		9.08
									(2/11/2023)
Shelby Plaza	Shelby	1972	103,200	92.2%	7	1				Big Lots, Aaron Rents* (Hancock Fabrics)	3.14
Stanley Market Place	Stanley	1980, 1987	40,400	100.0%	3	0	28,400		Winn-Dixie	Family Dollar	5.47
									(10/31/2006)
Thomasville Commons	Thomasville	1991	148,754	97.6%	11	1	32,000		Ingles	Kmart, CVS Pharmacy	5.84
									(9/29/2012)
Willowdale Shopping Center	Durham	1986	120,984	94.8%	24	3	27,985		Harris Teeter	Carmike Cinemas, Eckerd* (Family Dollar)	8.86
									(5/14/2009)
TOTAL SHOPPING CENTERS NORTH CAROLINA (12)			1,137,582	93.2%	166	29	327,575	0			$7.14

SOUTH CAROLINA (8)
Belfair Towne Village	Bluffton	2000-2003	125,389	95.6%	27	2	55,696		Kroger	Blockbuster	14.00
									(10/31/2019)
Lancaster Plaza	Lancaster	1971 / 1990	77,400	91.5%	3	1	19,200		Bi-Lo		1.44
									(9/30/2010)
Lancaster Shopping Center	Lancaster	1963, 1987	29,047	17.2%	1	1					6.00
North Village Center	North Myrtle Beach	1984	60,356	98.4%	13	1	24,806		Bi-Lo	Dollar General, Gold’s Gym	8.22
									(5/31/2009)
Sparkleberry Square	Columbia	1997 / 2004	339,051	90.4%	20	5	67,943		Kroger	Kohl’s, Ross Dress for Less, Circuit City,	10.88
									(8/31/2017)	Bed Bath & Beyond
Spring Valley	Columbia	1978 / 1997	75,415	84.7%	14	3	45,070		Bi-Lo	Eckerd	9.28
Windy Hill	North Myrtle Beach	1968 / 1988	64,465	100.0%	2	0				Rose’s Store, Family Dollar Store	5.35
Woodruff	Greenville	1995	68,055	100.0%	10	0	47,955		Publix	Blockbuster	10.08
									(8/6/2015)

TOTAL SHOPPING CENTERS SOUTH CAROLINA (8)			839,178	90.3%	90	13	260,670	0			$9.58

TENNESSEE (2)
** Forrest Gallery	Tullahoma	1987	214,450	94.6%	27	3	48,780		Kroger	Wal-Mart* (Tractor Supply, Goodwill, Hastings Music	5.66
									(1/31/2008)
Smyrna Village	Smyrna	1992	83,334	94.8%	10	2	59,214		Kroger		8.27
									(2/29/2012)

TOTAL SHOPPING CENTERS TENNESSEE (2)			297,784	94.7%	37	5	107,994	0			$6.39

TEXAS (34)
Houston (17)
Barker Cypress	Houston	1999	66,945	95.5%	14	3	41,320		H.E.B.		12.50
									(1/31/2014)
Beechcrest	Houston	1981 / 2001	90,647	100.0%	15	0	40,345		Randall’s* (Viet Ho)	Walgreens*	8.97
									(6/24/2016)
Benchmark Crossing	Houston	1986	58,384	100.0%	5	0				Bally’s Fitness	12.29
Bissonnet	Houston	1999	15,542	73.6%	7	1		63,000	Kroger	Blockbuster	16.26
Colony Plaza	Sugarland	1997	26,513	94.0%	14	1					18.40
Copperfield	Houston, TX	1994	132,960	96.1%	31	2				JoAnn Fabrics, Dollar Tree, 24 Hour Fitness	12.18
Forestwood	Houston	1993	88,760	100.0%	16	0	59,334		Kroger	Blockbuster	11.26
									(7/31/2013)
Grogan’s Mill	The Woodlands	1986	118,493	94.9%	23	3	56,558		Randall’s* (99¢ Store)	Petco. Blockbuster	11.91
									(6/24/2016)
Hedwig	Houston	1974	69,504	74.5%	11	2				Ross Dress for Less	14.38
Highland Square	Sugarland	1998	64,171	99.7%	26	1					17.13
Market at First Colony	Sugarland	1988	107,301	91.5%	33	2		62,000	Kroger	TJ Maxx, Eckerd	15.68
Mason Park	Katy	1998	160,047	75.3%	34	5		58,890	Kroger	Walgreens* (Eloise Collectibles), Palais	12.17
										Royal, Petco
Mission Bend	Houston	1980 / 1999	131,575	94.7%	26	1	46,112		Randall’s	Remarkable Furniture	9.15
									(6/24/2016)
Spring Shadows	Houston	1999	106,995	96.1%	17	1	65,161		H.E.B.		9.66
									(4/30/2023)
Steeplechase	Jersey Village	1985	105,152	98.0%	24	3	56,208		Randall’s		11.34
									(6/24/2016)
Wal-Mart Marble Falls	Marble Falls	1985	53,571	100.0%	1	0				Wal-Mart* (Sutherland Lumber)	3.27
Westgate	Houston	1996 / 1998	298,354	99.5%	25	1	75,154		H.E.B.	Kohl’s, Oshman’s Sporting Goods	11.66
									(12/31/2015)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of June 30, 2004

					number
		Year	Total		of tenants		Supermarket anchor				Average
		built /	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
Dallas (15)
Creekside	Arlington	1997 /1998	101,016	100.0%	17	0	60,932		Kroger	Hollywood Video	$12.01
									(11/30/2021)
Green Oaks	Arlington	1983	65,091	86.9%	28	6		58,000	Kroger		11.03
Melbourne Plaza	Hurst	1983	47,517	92.9%	16	2					16.86
Minyards	Garland	2000	65,295	100.0%	2	0	58,695		Minyards/Sack N Save		6.12
									(4/30/2020)
Parkwood	Plano	1985	81,590	97.2%	19	1		62,000	Albertsons	Planet Pizza	13.20
** Plymouth Park East	Irving	1970	56,435	97.3%	9	1	42,130		Kroger		4.29
									(11/30/2010)
** Plymouth Park North	Irving	1970	444,541	57.8%	41	14				Dollar General, Thrift Store, Post Office,	7.18
										Chateau Theatre, Levines, Blockbuster
** Plymouth Park South	Irving	1970	49,102	74.8%	3	4				Betcha Bingo	6.56
** Plymouth Park West	Irving	1970	178,930	91.7%	13	2				Bargain City, Dollar Store, Fashion Depot	3.65
Richwood	Richardson	1984	54,871	85.7%	23	5		61,877	Albertsons	Blockbuster	12.94
Rosemeade	Carrollton	1986	51,231	59.8%	12	6				Blockbuster	12.84
Sterling Plaza	Irving	1989	65,765	100.0%	16	0				Bank One, Irving City Library, 99 cent	14.06
										Only Store
Townsend Square	Desoto	1990	146,953	83.5%	30	8		60,349	Albertsons	Bealls, Victory Gym, Dollar General	8.81
Village by the Park	Arington	1988	44,523	92.4%	9	1				Petco, Movie Trading	16.55
Village Center	Southlake	1996	118,092	94.8%	20	2	60,932		Kroger		12.77
									(10/31/2021)
San Antonio (2)
Blanco Village	San Antonio	2000	108,325	100.0%	16	0	74,627		H.E.B.		15.70
									(4/30/2015)
Wurzbach	San Antonio	1979	59,771	100.0%	3	0	52,957		Albertsons*		2.86
									(12/31/2004)

TOTAL SHOPPING CENTERS TEXAS (34)			3,433,962	88.5%	599	78	790,465	426,116			$10.72

VIRGINA (2)
Smyth Valley Crossing	Marion	1989	126,841	100.0%	14	0	32,000		Ingles	Wal-Mart	5.88
									(9/25/2010)
Waterlick Plaza	Lynchburg	1973, 1988	98,694	96.1%	21	3	30,780		Kroger	CVS Pharmacy*, Dollar Tree	7.90
									(3/18/2008)

TOTAL SHOPPING CENTERS VIRGINIA (2)			225,535	98.3%	35	3	62,780	0			$6.74

TOTAL STABILIZED SHOPPING CENTERS (177)			19,604,246	92.5%	3,324	404	5,560,766	585,786			$9.71

DEVELOPMENTS & REDEVELOPMENTS (12)
Ambassador Row Courtyard	Lafayette, LA	1986, 1991	154,779	84.2%	20	8				Marshalls, Bed Bath & Body, Hancock Fabrics	9.04
Bandera Festival	San Antonio, TX	1989	195,438	80.9%	33	2				Bealls, Eckerd* (Scrapbook Heaven),	8.77
										Blockbuster, Dollar Tree, Big Lots
CVS Plaza	Miami, FL	2004	29,204	64.4%	3	6				CVS Pharmacy	15.54
** East Bay Plaza	Largo, FL	1985 / 1997	85,426	76.6%	20	3		53,000	Albertsons	Family Dollar, Hollywood Video,	9.51
Harbor Freight Tools Eustis Square	Eustis, FL	1983 / 1997	126,791	64.6%	15	12	15,872		Save-a-Lot (5/31/2013)	Walgreens* (Bealls Outlet), Accent Marketing Services	6.75
** Gulf Gate Plaza	Naples, FL	1969, 1974/ 2004 Redev.	204,551	73.1%	17	6				Bealls Outlet, JoAnn Fabrics, Dockside	6.76
										Improvement, Big Lots
** Miramar Outparcel	Miramar, FL	Under contract to be sold	2.0 acres
Oakbrook	Palm Beach Gdns, FL	1974 / 2000, 2003 Redev.	212,074	81.9%	22	10	44,400		Publix	Eckerd, Duffy’s, Stein Mart, Homegoods	12.80
									(10/31/2020)
Shops at St. Lucie	Port St. Lucie, FL	2004-2005 Development	4.0 acres
Venice Plaza	Venice, FL	1971/ 1979 / 1999	157,940	64.6%	13	4	42,582		Kash n’ Karry	TJ Maxx, Blockbuster	5.28
									(9/30/2018)
Waterstone	Homestead, FL	2004-05 Development	12.0 acres
Westridge	McDonough, GA	2005-06 Development	13.5 acres

TOTAL DEVELOPMENTS & REDEVELOPMENTS (12)			1,166,203	75.4%	143	51	102,854	53,000			$8.87

TOTAL RETAIL PROPERTIES (189)			20,770,449	91.6%	3,467	455	5,663,620	638,786			$9.67

OTHER PROPERTIES (2)
4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513	81.7%	3	6
Mandarin Mini-storage	Jacksonville, FL	1982	52,880	97.9%	523	11

GRAND TOTAL (191)			21,011,842	91.5%	3,993	472	5,663,620	638,786

Total square footage does not include shadow anchor square footage which is not owned or controlled by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

**	Indicates properties that were classified as held for sale as of June 30, 2004.

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY STATE
as of June 30, 2004

State	Count	Total SF	# Leased	# Vacant	Leased %	AMR
Florida	81	9,504,409	1,781	208	93.7%	$93,957,893
Texas	35	3,629,400	632	80	88.1%	33,976,457
Georgia	23	2,730,854	459	52	92.4%	24,061,966
Louisiana	16	1,917,931	181	52	83.1%	10,215,744
North Carolina	12	1,137,582	166	29	93.2%	7,569,639
South Carolina	8	839,178	90	13	90.3%	7,259,633
Arizona	2	253,254	53	5	94.4%	1,973,180
Tennessee	2	297,784	37	5	94.7%	1,802,759
Virginia	2	225,535	35	3	98.3%	1,495,518
Alabama	2	129,215	21	1	99.6%	1,082,817
Mississippi	1	66,857	7	0	100.0%	382,536
Kentucky	1	38,450	5	7	67.6%	162,175

Total	185	20,770,449	3,467	455	91.6%	$183,940,317

Note: Excludes Mandarin mini-storage facility, the industrial property, and four development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
for the three months ended June 30, 2004

Renewals

			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent
103	206,517	2,005	$13.31	$13.87	$2,863,644
			% Increase psf	4.2%
			Net Increase (AMR)		$115,505

New Leases

			Average	Annualized
		Average	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent
101	412,783	4,087	$10.77	$4,445,266
New Leases greater than or equal to 10,000 square feet
10	200,709	20,071	$7.79	$1,564,448
New Leases less than 10,000 square feet
91	212,074	2,330	$13.58	$2,880,818

Lost Leases

			Average	Annualized
		Average	Expiring	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent
81	179,829	2,220	$13.12	$2,359,657

Note: All of the lost leases were below 10,000 square feet in size.

Net Absorption	232,954	New Leases - Lost Leases
Leasing Spread	NA	New Leases versus Lost Leases (rate psf) - greater than or equal to 10,000 sf
	3.5%	New Leases versus Lost Leases (rate psf) - under 10,000 sf
	-17.9%	New Leases versus Lost Leases (rate psf) - all leases

			Net Gain/(Loss) of AMR	$2,201,114
Retention Ratio	53.5%	Renewals / (Renewals + Lost Leases)

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
for the six months ended June 30, 2004

Renewals

			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent
185	451,912	2,443	$12.64	$13.19	$5,958,474
			% Increase psf	4.3%
			Net Increase (AMR)		$247,557

New Leases

			Average	Annualized
		Average	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent
210	951,045	4,529	$10.26	$9,758,565
New Leases greater than or equal to 10,000 square feet
22	530,283	24,104	$7.75	$4,107,738
New Leases less than 10,000 square feet
188	420,762	2,238	$13.43	$5,650,827

Lost Leases

			Average	Annualized
		Average	Expiring	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent
168	557,777	3,320	$10.19	$5,685,357
Lost Leases >= 10,000 square feet
6	186,335	31,056	$4.26	$794,249
Lost Leases < 10,000 square feet
162	371,442	2,293	$13.17	$4,891,108
Net Absorption	393,268	New Leases - Lost Leases
Leasing Spread	81.9%	New Leases versus Lost Leases (rate psf) - greater than or equal to 10,000 sf
	2.0%	New Leases versus Lost Leases (rate psf) - under 10,000 sf
	0.7%	New Leases versus Lost Leases (rate psf) - all leases
			Net Gain/Loss) of AMR	$4,320,765
Retention Ratio	44.8%	Renewals / (Renewals + Lost Leases)

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
as of June 30, 2004

					% of total
	Number		% of total	Annualized	annualized	Average
	of	Square	square	minimum	minimum	minimum
Tenant	stores	feet	feet	rent	rent	rent
Top ten tenants
Publix	48	2,155,645	10.4%	$15,311,340	8.3%	$7.10
Kroger	19	996,125	4.8%	7,880,907	4.3%	7.91
Winn Dixie	16	730,442	3.5%	5,059,331	2.8%	6.93
Wal-Mart	10	712,612	3.4%	3,130,328	1.7%	4.39
Kmart	6	524,937	2.5%	2,795,865	1.5%	5.33
H.E. Butt Grocery	4	256,262	1.2%	2,775,355	1.5%	10.83
Blockbuster	28	166,658	0.8%	2,522,824	1.4%	15.14
Eckerd	26	262,731	1.3%	2,429,837	1.3%	9.25
Bed Bath & Beyond	7	227,689	1.1%	2,192,856	1.2%	9.63
Food Lion/Kash n’ Karry	8	265,602	1.3%	1,775,926	1.0%	6.69

Sub-total top ten tenants	172	6,298,703	30.3%	$45,874,569	24.9%	$7.28

Remaining tenants	3,295	12,722,182	61.3%	138,065,748	75.1%	10.85

Sub-total all tenants	3,467	19,020,885	91.6%	$183,940,317	100.0%	$9.67

Vacant	455	1,749,564	8.4%	NA

Total including vacant	3,922	20,770,449	100.0%	$183,940,317	100.0%	$8.86

Note: Excludes Mandarin mini-storage facility, the industrial property, and four development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
EXPIRING SQUARE FOOTAGE BY TENANT TYPE
as of June 30, 2004

4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Supermarkets
Other Anchors
Local Tenants
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
After

Note: Excludes Mandarin mini-storage facility, the industrial property, and four development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of June 30, 2004

ALL TENANTS

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot
M-T-M	122	332,865	1.6%	$2,804,383	1.5%	$8.42
2004	381	973,970	4.7%	10,517,036	5.5%	10.80
2005	724	2,028,753	9.8%	23,710,446	12.4%	11.69
2006	680	2,092,701	10.1%	25,497,362	13.4%	12.18
2007	566	2,147,183	10.3%	24,674,083	12.9%	11.49
2008	396	1,748,428	8.4%	19,894,312	10.4%	11.38
2009	238	1,585,306	7.6%	15,045,432	7.9%	9.49
2010	67	667,960	3.2%	6,290,894	3.3%	9.42
2011	46	1,039,115	5.0%	7,595,368	4.0%	7.31
2012	43	886,344	4.3%	7,690,870	4.0%	8.68
2013	35	706,824	3.4%	6,260,217	3.3%	8.86
Thereafter	169	4,811,436	23.2%	40,662,972	21.3%	8.45

Sub-total / average	3,467	19,020,885	91.7%	$190,643,375	100.0%	$10.02

Vacant	455	1,749,564	8.4%	NA	NA	NA

Total / average	3,922	20,770,449	100.0%	$190,643,375	100.0%	$9.18

Annual Lease Expirations

Note: Excludes Mandarin mini-storage facility, the industrial property, and four development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of June 30, 2004

ANCHOR TENANTS (SF >= 10,000)

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot
M-T-M	5	130,729	1.0%	$506,000	0.6%	$3.87
2004	11	274,351	2.1%	1,205,249	1.4%	4.39
2005	27	552,253	4.3%	2,968,437	3.6%	5.38
2006	28	701,681	5.5%	4,276,013	5.1%	6.09
2007	31	955,901	7.5%	6,199,329	7.4%	6.49
2008	32	844,256	6.6%	5,190,117	6.2%	6.15
2009	36	1,072,119	8.4%	6,766,588	8.1%	6.31
2010	20	530,123	4.2%	3,732,897	4.5%	7.04
2011	23	964,431	7.6%	5,927,277	7.1%	6.15
2012	21	797,909	6.3%	5,809,853	7.0%	7.28
2013	16	631,668	4.9%	4,690,453	5.6%	7.43
Thereafter	97	4,571,887	35.8%	36,252,006	43.4%	7.93

Sub-total / average	347	12,027,308	94.2%	$83,524,219	100.0%	$6.94

Vacant	22	734,365	5.8%	NA	NA	NA

Total / average	369	12,761,673	100.0%	$83,524,219	100.0%	$6.54

Annual Lease Experations

Note: Excludes Mandarin mini-storage facility, the industrial property, and four development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of June 30, 2004

LOCAL TENANTS (SF < 10,000)

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot
M-T-M	117	202,136	2.5%	$2,298,383	2.1%	$11.37
2004	370	699,619	8.7%	9,311,787	8.7%	13.31
2005	697	1,476,500	18.4%	20,742,009	19.4%	14.05
2006	652	1,391,020	17.4%	21,221,349	19.8%	15.26
2007	535	1,191,282	14.9%	18,474,754	17.2%	15.51
2008	364	904,172	11.3%	14,704,195	13.7%	16.26
2009	202	513,187	6.4%	8,278,844	7.7%	16.13
2010	47	137,837	1.7%	2,557,997	2.4%	18.56
2011	23	74,684	0.9%	1,668,091	1.6%	22.34
2012	22	88,435	1.1%	1,881,017	1.8%	21.27
2013	19	75,156	0.9%	1,569,764	1.5%	20.89
Thereafter	72	239,549	3.0%	4,410,966	4.1%	18.41

Sub-total / average	3,120	6,993,577	87.3%	$107,119,156	100.0%	$15.32

Vacant	433	1,015,199	12.7%	NA	NA	NA

Total / average	3,553	8,008,776	100.0%	$107,119,156	100.0%	$13.38

Annual Lease Expirations

Note: Excludes Mandarin mini-storage facility, the industrial property, and four development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
 as of June 30, 2004
(in thousands, except square footage data)

			Target	Estimated Cost Including	Funded as of	Balance
Project	Location	Project Description	Completion Date	Land	6/30/2004	to Complete
Developments
Shops at St. Lucie	Port St. Lucie, FL	Develop a 20,000 sf retail center	TBD	$3,127	$1,175	$1,952
CVS Plaza	Miami, FL	Lease up the balance of this CVS drug-store anchored retail center	Fourth quarter 2004	4,095	3,975	120
Skylake	N. Miami Beach, FL	Add additional space to existing development	Fourth quarter 2004	6,081	4,777	1,304
Waterstone	Homestead, FL	Develop a supermarket anchored center	Second quarter 2005	9,000	3,195	5,805
Westridge	McDonough, GA	Develop a supermarket anchored center	First quarter 2006	9,000	1,889	7,111

Subtotal - Developments				31,303	15,011	16,292

Major Redevelopments
Ambassador Row Courtyard	Lafayette, LA	Reconfigure part of existing center; add an outparcel and 4,000 square feet of new space	Fourth quarter 2004	2,057	1,343	714
Bandera Festival	San Antonio, TX	Lease up the balance of the reconfigured former K Mart space	Third quarter 2004	2,086	1,990	96
Centre Point	Smithfield, NC	Lease up the balance of the reconfigured former Winn Dixie space	Third quarter 2004	800	745	55
Eustis Square	Eustis, FL	Lease up the balance of the reconfigured former Publix space	Third quarter 2004	1,089	933	156
Oakbrook Square	North Palm Beach, FL	Lease up the balance of the reconfigured Jacobsen space	Fourth quarter 2004	955	835	120
Salerno	Stuart, FL	Lease up the balance of this redeveloped Winn Dixie supermarket-anchored retail center	Fourth quarter 2004	3,850	3,453	397
Spalding Village	Griffin, GA	Reconfigure the former K Mart into multi-tenant space	TBD	3,586	2,864	722
Venice Plaza	Venice, FL	Expand and reconfigure the existing TJ Maxx	Fourth quarter 2004	1,471	1,114	357

Subtotal – Major Redevelopments				15,894	13,277	2,617

Outparcel Developments/Expansions
Belfair	Bluffton, SC	Prospecting for new tenant(s) on land held for development/expansion	TBD	1,302	1,302	—
Blanco	San Antonio, TX	Prospecting for new tenant(s) on land held for development/expansion	TBD	2,951	2,951	—
Bluebonnet Village	Baton Rouge, LA	Prospecting for new tenant(s) on land held for development/expansion	TBD	513	513	—
Cashmere Corners	Port St. Lucie, FL	Prospecting for one or more tenants for out parcels	TBD	473	473	—
Creekside	Arlington, TX	Prospecting for one or more tenants for out parcels	TBD	919	919	—
Copperfield	Houston, TX	Prospecting for one or more tenants for out parcels	TBD	1,045	1,045	—
Walden Woods	Plant City, FL	Develop outparcel for fast food restaurant	Third quarter 2004	566	458	108
Westgate	Houston, TX	Prospecting for one or more tenants for out parcels	TBD	700	700	—

Subtotal – Outparcel Developments/Expansions				8,469	8,361	108

All other development activity				2,154	2,154	—

Total – All Development Activity				$57,820	$38,803	$19,017

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
 as of June 30, 2004
(in thousands, except square footage data)

     2004 Acquisition Activity

				Square Feet/	Purchase
Date Purchased	Property Name	City	State	Acres	Price
Feb. 3, 2004	Bluebonnet Outparcel	Baton Rouge	LA	0.9 acres	$500
Feb. 4, 2004	Pavilion Shopping Center	Naples	FL	161,245	24,200
March 24, 2004	Village Center	Southlake	TX	118,092	17,475
March 24, 2004	Creekside Plaza	Arlington	TX	101,016	14,025
March 31, 2004	Sparkleberry Square	Columbia	SC	339,051	45,150
March 31, 2004	Venice Shopping Center	Venice	FL	111,934	6,447
April 8, 2004	Windy Hill	North Myrtle Beach	SC	64,465	2,895
April 29, 2004	Hamilton Outparcel	Buford	GA	0.64 acres	425
May 27, 2004	Medical & Merchants at San Pablo	Jacksonville	FL	152,761	21,980
June 2, 2004	Westgate Marketplace	Houston	TX	298,354	47,100

Total					$180,197

     2004 Disposition Activity

				Square Feet/	Sales
Date Sold	Property Name	City	State	Acres	Price	Gain(Loss) on Sale
Feb. 23, 2004	Southwest Walgreens	Phoenix	AZ	93,402	$6,650	$2,035
June 29, 2004	Watson Central	Warner Robbins	GA	227,747	$6,000	$(483)

Total					$12,650	$1,552

     Properties Held for Sale as of June 30, 2004

			Square Feet/
Property Name	City	State	Acres
Gulf Gate	Naples	FL	204,551
East Bay	Largo	FL	85,426
Plaza Del Rey*	Miami	FL	50,146
Millervillage	Baton Rouge	LA	94,559
Forrest Gallery*	Tullahoma	TN	214,450
Plymouth Park East	Irving	TX	56,435
Plymouth Park North	Irving	TX	444,541
Plymouth Park South	Irving	TX	49,102
Plymouth Park West	Irving	TX	178,930
Epsilon	West Palm Beach	FL	18,707
Miramar Outparcel	Miramar	FL	2.0 acres

			1,396,847

*Sold in July of 2004

EQUITY ONE, INC. AND SUBSIDIARIES
JOINT VENTURE INVESTMENTS
 as of June 30, 2004
(in thousands, except square footage data)

Owned joint ventures *

1)	City Centre

2)	City Centre Parcel F

Palm Beach Gardens, Florida

City Centre is a 93,565 square foot office/retail center that was 90% leased as of June 30, 2004. The property is encumbered by an 8.54% fixed-rate mortgage loan with a balance of $12,820 as of June 30, 2004, which matures in April 2010. This property includes a parcel of land slated for future office development which is held in a separate joint venture. Equity One owns a 50% interest in both joint ventures.

* Equity One is not considered to be the primary beneficiary and, accordingly, uses the equity method of accounting for these joint ventures.

EQUITY ONE, INC. AND SUBSIDIARIES
ANALYST COVERAGE
 as of June 30, 2004

BB&T Capital Markets	JP Morgan Securities Inc.
Stephanie M. Krewson	Michael W. Meuller, CFA
804-782-8784	212-622-6689

Keith Pomroy	Joshua Bederman
804-787-8221	212-622-6530

Bear Stearns & Co. Inc.	Legg Mason Wood Walker, Inc.
Ross Smotrich	David M. Fick, CPA
212-272-8046	410-454-5018

Amy L. Young, CFA	Nathen Isbee
212-272-3523	410-454-4143

Credit Suisse First Boston	McDonald Investments Inc.
Andrew Rosivach	Richard C. Moore II CFA
212-325-6205	216-443-2815

Jessica Tully	Richard D. Sweigard
404-897-2820	216-563-2501

Deutsche Bank Securities Inc.	Raymond James & Associates, Inc.
Louis W. Taylor	Paul D. Puryear
212-250-4912	727-567-2253

Christopher A. Capalongo	Ken Avalos
212-250-7726	727-567-2660

Friedman Billings Ramsey	UBS Securities LLC
Paul Morgan	Keith A. Mills
703-469-1255	212-713-3098

Michael Blank	Ian C. Weissman
703-469-1115	212-713-8602

EQUITY ONE, INC. AND SUBSIDIARIES
STOCK PRICE AND VOLUME STATISTICS
 for the three months ended June 30, 2004

*Data obtained from Yahoo Chart Services